UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2012

SOUND FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

United States	000-52889	26-0776123
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2005 5th Avenue, Second Floor, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 27, 2012, the Boards of Directors of Sound Financial, Inc. (the “Company”), Sound Community MHC (the “MHC”) and Sound Community Bank (the “Bank”) unanimously adopted a Plan of Conversion and Reorganization pursuant to which the Bank will reorganize from the two-tier mutual holding company structure to the stock holding company structure and will undertake a “second-step” stock offering of shares of common stock of a new state chartered corporation formed in connection with the conversion.

Pursuant to the terms of the Plan, the MHC will merge with and into the Company, with the Company as survivor.  Additionally, the Company will merge with and into a new Maryland corporation, to be known as Sound Financial Bancorp, Inc., which will serve as the holding company for the Bank, with Sound Financial Bancorp, Inc. as survivor.  Shares of the Company’s common stock, other than those held by the MHC, will be converted into shares of Sound Financial Bancorp, Inc. pursuant to an exchange ratio designed to preserve their aggregate percentage ownership interest.

Shares owned by Sound Community MHC will be retired, and new shares representing that ownership interest will be offered and sold by Sound Financial Bancorp, Inc. to the Bank’s eligible depositors, tax-qualified employee benefit plans and members of the general public as set forth in the Plan of Conversion and Reorganization.  The highest priority will be depositors with qualifying deposits as of December 31, 2010.

The conversion and reorganization will be subject to approval of the Bank’s depositors, the Company’s shareholders (including the approval of a majority of the shares held by persons other than the MHC) and the Board of Governors of the Federal Reserve System.

The foregoing summary of the Plan of Conversion and Reorganization is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

A copy of the press release announcing the adoption of the Plan of Conversion and Reorganization is filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits

(c)           The following exhibit is filed as part of this report.

Exhibit No.	Description

2.1	Plan of Conversion and Reorganization of Sound Community MHC
99.1	Press Release dated January 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL, INC.

Date:	January 30, 2012	By:	/s/	Laura Lee Stewart
Laura Lee Stewart

EXHIBIT INDEX

Exhibit Number	Description

2.1	Plan of Conversion and Reorganization of Sound Community MHC
99.1	Press Release dated January 30, 2012

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